UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2026

Better Home & Finance Holding Company
(Exact name of registrant as specified in its charter)

Delaware	001-40143	93-3029990
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 World Trade Center
285 Fulton St., 80th Floor Suite A
New York,	NY	10007
(Address of principal executive offices) (Zip Code)
(415) 523-8837
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	BETR	The Nasdaq Stock Market LLC
Warrants exercisable for one share of Class A common stock at an exercise price of $575	BETRW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Director
The Board of Directors (the “Board”) of Better Home & Finance Holding Company (the “Company”) appointed Linda Yaccarino to the Board, effective October 20, 2026. Ms. Yaccarino will serve as a director with a term expiring at the Company’s 2027 annual meeting of stockholders, or until her successor is duly elected and qualified, or until her earlier death, resignation or removal. The Board has determined that Ms. Yaccarino qualifies as an independent director under the listing standards of The Nasdaq Stock Market LLC and the Company’s corporate governance guidelines. As of the date of this Current Report, the Board has not determined the committees of the Board, if any, to which Ms. Yaccarino will be appointed.

Ms. Yaccarino, age 63, has served as the chief executive officer of eMed, a telehealth company, since August 2025. From June 2023 to July 2025, she was chief executive officer of X Corp, formerly Twitter, and Chairman of Global Advertising and Partnerships at NBC Universal from October 2011 to May 2023. Ms. Yaccarino graduated from Pennsylvania State University with a Bachelor’s Degree in Telecommunications.

There is no arrangement or understanding between Ms. Yaccarino and any other person pursuant to which she was selected to serve as a director of the Company, nor is Ms. Yaccarino a party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company. Ms. Yaccarino will receive annual compensation in the form of $175,000 in restricted stock, and is expected to enter into the Company’s standard form of indemnification agreement with the Company.

Departure of Director

On October 22, 2026, Paula Tuffin notified the Board of her decision to resign from the Board, effective immediately. Ms. Tuffin’s decision to resign as a director was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Ms. Tuffin will continue to serve as the Company’s General Counsel, Chief Compliance Officer and Secretary.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BETTER HOME & FINANCE HOLDING COMPANY

Date: October 26, 2026	By:	/s/ Paula Tuffin
	Name:	Paula Tuffin
	Title:	General Counsel, Chief Compliance Officer and Secretary